Exhibit 10.15

ELEVENTH AMENDMENT

Dated as of November 10, 2005

to

RECEIVABLES SALE AGREEMENT

Dated as of December 21, 2001

THIS ELEVENTH AMENDMENT (the “Amendment”), dated as of November 10, 2005, is entered into among PerkinElmer Receivables Company, as Seller (the “Seller”), PerkinElmer, Inc., as Initial Collection Agent (the “Initial Collection Agent,” and together with any successor thereto, the “Collection Agent”), the committed purchasers party thereto (the “Committed Purchasers”), Windmill Funding Corporation (“Windmill” and together with the Committed Purchasers, the “Purchaser”), and ABN AMRO Bank N.V., as agent for the Purchasers (the “Agent”)

WITNESSETH:

WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”),

WHEREAS, the operations of the Exiting Originators (as defined below) and certain operations of the Collection Agent are being sold to third parties and, under such circumstances, the Purchaser and the Agent have elected, in their sole discretion, to consent and agree to the reconveyance and sale of the Receivables in connection therewith;

WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

(a) The defined term “Originators” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

“Originators” means PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer LAS, Inc., PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc. and PerkinElmer Canada, Inc.

(b) Exhibit D to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit D attached hereto.

(c) Exhibit E to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit E attached hereto.

Section 2. This Amendment shall become effective only once the Agent has received (i) this Amendment duly executed by the Seller, the Initial Collection Agent, and the Purchasers and (ii) the duly executed Guarantor’s Acknowledgment and Consent.

Section 3. The Agent hereby reconveys, for adequate consideration, the receipt of which is acknowledged, without representation, warranty or recourse to the Seller all of its right, title and interest in and to all Receivables originated by Applied Surface Technology, Inc. and PerkinElmer Automotive Research, Inc. (the “Exiting Originators”). The Agent hereby also reconveys, with adequate consideration, without representation, warranty or recourse to the Seller all of its right, title and interest in and to all Receivables originated out of the Collection Agent’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida;

and San Carlos, California. Each of the parties hereto agrees that effective as of the date hereof, (i) the Collection Agent shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Seller any Receivables and other Related Security originated by the Collection Agent out of the Collection Agent’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida; and San Carlos, California, (ii) the Exiting Originators shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Seller any Receivables and other Related Security originated by the Exiting Originators and (iii) any reference to the term “Originator” in the Agreement shall no longer include the Exiting Originators. The parties hereto acknowledge and agree that neither of the Exiting Originators nor the Collection Agent have any right or entitlement to demand the reconveyance of the Receivables and that the Receivables are being reconveyed with the consent of the Purchaser and the Agent, in their sole discretion.

Section 4. The parties hereto consent to the execution and delivery of that certain Third Amendment to Purchase and Sale Agreement by the parties thereto.

Section 5.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

Section 5.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 5.3. Each of the Agent and Windmill also agree that, it will promptly, upon the reasonable request of and at the expense of, the Seller, execute and deliver all further instruments and documents, and take all further action, necessary to implement the terms of this Amendment.

Section 5.4. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents related hereto.

Section 5.5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO BANK N.V., as the Agent, as the Committed Purchaser

By:	/S/ THERESE GREMLEY

Title:	VP

By:	(ILLEGIBLE)

Title:	SVP

WINDMILL FUNDING CORPORATION

By:	/S/ BERNARD J. ANGELO

Title:	VP

PERKINELMER RECEIVABLES COMPANY

By:	/S/ JOHN L. HEALY

Title:	Secretary

PERKINELMER, INC.

By:	/S/ JOHN L. HEALY

Title:	Assistant Secretary

Signature Page to

Eleventh Amendment to Receivables Sale Agreement

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the “Guaranty”) and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

PERKINELMER, INC.

By:	/S/ ROBERT F. FRIEL

Title:	EVP & CFO

EXHIBIT D

TO

RECEIVABLE SALE AGREEMENT

ADDRESSES AND NAMES OF SELLER AND ORIGINATORS

SELLER
PerkinElmer Receivables Company (Delaware Corp.) 45 William Street Wellesley, MA 02481 TIN: 02-0532022

ORIGINATORS (listed by business unit)

PerkinElmer Life and Analytical Sciences

Legal Entity:	PerkinElmer LAS, Inc. (Delaware Corp.) 549 Albany Street Boston, MA 02118 TIN: 04-3361624

for locations at:

PerkinElmer LAS 710 Bridgeport Avenue Shelton, CT 06484

PerkinElmer Optoelectronics

Legal Entities:	PerkinElmer Optoelectronics NC, Inc. (Delaware Corp.) 44370 Christy Street Fremont, CA 94538 TIN: 94-1655721

formerly located at:

399 West Java Drive Sunnyvale, CA 94089

PerkinElmer Optoelectronics SC, Inc. (Delaware Corp.) 1300 Optical Drive Azusa, CA 91702 TIN: 95-2621568

PerkinElmer, Inc. (Massachusetts Corp.) 45 William Street Wellesley, MA 02481 TIN: 04-2052042

for locations at:

PerkinElmer Optoelectronics 1330 East Cypress Street Covina, CA 91724

PerkinElmer Optoelectronics 35 Congress Street Salem, MA 01970

PerkinElmer Optoelectronics 13720 Shoreline Court East Earth City, MO 63045

PerkinElmer Optoelectronics 1 Mound Road, Bldg. 63 Miamisburg, OH 45342

PerkinElmer Holdings, Inc. (Massachusetts Corp.) 45 William Street Wellesley, MA 02481 TIN: 04-2436772

for locations at:

PerkinElmer Optoelectronics 2175 Mission College Blvd. Santa Clara, CA 95054

FOREIGN

PerkinElmer Canada Inc. (Federal Corp.)

c/o Gowlings Lafleur Henderson LLP

Suite 5800, Scotia Plaza

40 King Street West

Toronto, Ontario

Canada M5H 3Z7

(Registered Office c/o local counsel)

Company Reg. No. 1151668

Principal business location:

22001 Dumberry Road Vaudreuil, Quebec Canada J7V 8P7

EXHIBIT E

LOCK BOXES AND LOCK-BOX BANKS

PerkinElmer LAS, Inc. (Delaware Corporation)

710 Bridgeport Ave

Shelton, CT 06484

Wachovia Bank, N.A.

PerkinElmer LAS Shelton

Account Number: 2079900120996

Lockbox Numbers: 101668, 101645, 751716

549 Albany Street

Boston, MA 02118

Bank of America, N.A.

PerkinElmer LAS Inc. Shelton

Account Number: 375-657-6429

Lockbox Number: 13633

PerkinElmer Optoelectronics NC, Inc. (Delaware Corporation)

44370 Christy Street

Fremont, CA 94538

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics ILC Account Number: 2079900120860 Lockbox Number: 951513	Bank of America Account Name: PerkinElmer Optoelectronics NC, Inc. Account Number: 375-657-6432 Lockbox Number: 13685

PerkinElmer Optoelectronics SC, Inc. (Delaware Corporation)

1300 Optical Drive

Azusa, CA 91702

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics ORC Electronic Products Account Number: 2079900120873 Lockbox Number: 951509	Bank of America Account Name: PerkinElmer ORC Electronic Products Account Number: 375-657-6474 Lockbox Number: 13691

PerkinElmer Holdings, Inc.

2175 Mission College Blvd. Santa Clara, CA 95054
Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Reticon Account Number: 2079900120912 Lockbox Number: 101122	Bank of America, N.A. Account Name: PerkinElmer Holdings Reticon Account Number: 375-657-6461 Lockbox Number: 404885
Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Amorphous Silicon Account Number: 2079900120941 Lockbox Number: 101103	Bank of America, N.A. Account Name: PerkinElmer Holdings Asi Account Number: 375-657-6458 Lockbox Number: 40870

PerkinElmer, Inc.

1330 E. Cypress St. Covina, CA 91724
Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Power Systems Account Number: 2079900121005 Lockbox Number: 101653	Bank of America, N.A. Account Name: PerkinElmer Optoelectronics Covina Account Number: 375-657-6445 Lockbox Number: 404861
35 Congress Street Salem, MA 01979
Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Salem Account Number: 2079900120954 Lockbox Number: 751109	Bank of America, N.A. Account Name: PKI Optoelectronics Salem Account Number: 375-657-6490 Lockbox Number: 404890
10900 Page Blvd. St. Louis, MO 63132

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics St. Louis Account Number: 2079900120886 Lockbox Number: 951516	Bank of America, N.A. Account Name: PKI Optoelectronics St. Louis Account Number: 375-657-6500 Lockbox Number: 404969

Foreign

PerkinElmer Canada Inc. (Federal Corp.) c/o Gowlings Lafleur Henderson LLP Suite 5800, Scotia Plaza 40 King Street West Toronto, Ontario Canada M5H 3Z7 (Registered Office c/o local counsel)
Principal business location: 22001 Dumberry Road Vaudreuil, Quebec Canada J7V 8P7	Royal Bank of Canada Account Name: PerkinElmer Canada, Inc. 129 788 6 CDN Lockbox